Quantitative

Managed Futures Strategy Fund

a Series of Northern Lights Fund Trust

Class	A	shares	QMFAX
Class	C	shares	QMFCX
Class	I	shares	QMFIX

Supplement dated May 30, 2012

to the Prospectus dated July 22, 2011.

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The Fund's adviser, Absolute Private Wealth Management LLC, will not be delegating management of any portion the Fund’s investments to the sub-adviser.  Rather, Fund investments will be managed exclusively by the adviser.  Any references in the Prospectus and Statement of Additional Information to the sub-adviser should be disregarded.  The following supplements and replaces the relevant portions of the Prospectus.

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FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 28 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.56%	0.56%	0.56%
Acquired Fund Fees and Expenses (2)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	2.41%	3.16%	2.16%
Fee Waiver (3)	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver	2.09%	2.84%	1.84%

(1)

Based on estimated amounts for the current fiscal year.  The other expenses estimate does not include the cost of investing in underlying funds, like commodity pools, that are not investment companies.  The Fund estimates that underlying fund expenses, if presented, would be 0.55%.  This estimate does not include performance-based fees, which cannot be meaningfully estimated, paid by underlying funds which range from 10% to 35% of an underlying fund's profits.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies based on estimated amounts for the current fiscal year.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)

The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2012, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest (acquired fund fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.99%, 2.74% and 1.74% of average daily net assets attributable to Class A, Class C and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
A	$775	$1,255
C	$287	$945
I	$187	$645

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PRINCIPAL INVESTMENT STRATEGIES

The Fixed Income strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in mutual funds that invest principally in U.S. Dollar-denominated fixed income securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, municipal governments or their instrumentalities, (2) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations, (3) U.S. asset-backed securities ("ABS") and (4) U.S. structured notes.  The Fund restricts fixed income mutual fund investments to funds investing, on average, in securities having a short-term rating of prime (highest short-term debt category) by at least two of the three following NRSROs (Nationally Recognized Statistical Rating Organizations, Moody’s Investors Service, Standard and Poor's or Fitch) and/or a long-term rating of investment grade (BBB- or higher) by two NRSROs, or if unrated, determined to be of similar quality.  The fixed income portion of the Fund's portfolio will be invested without restriction as to individual security maturity, but the average duration (a measure of interest rate risk similar to maturity) of the fixed income portfolio will not exceed 5 years.  The adviser selects mutual funds with the highest expected interest income, when compared to a peer group, based on asset composition, expenses and management skill.  The adviser sells mutual funds to adjust portfolio maturity or to purchase higher yield alternatives or to allocate Fund assets to the Managed Futures strategy.

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PRINCIPAL INVESTMENT RISKS

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Mutual Fund Risk:  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and may be higher than other mutual funds that invest directly in fixed income securities.  Each mutual fund is subject to specific risks, depending on the nature of the fund.

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Mutual Fund Risk:  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and may be higher than other mutual funds that invest directly in fixed income securities.  Each mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, interest rate risk, credit risk and foreign market risk. Index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or index.  In addition, the funds will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the funds may, from time to time, temporarily be unavailable, which may further impede the mutual funds' ability to track their applicable indices.

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This Supplement, and the Prospectus and Statement of Additional Information both dated July 22, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated July 22, 2011 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-QMF-FUND (1-855-763-3863) or by visiting www.qmfsfund.com.